UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                    --------

                                  CURENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

            Date of Report (Date of earliest reported) July 9, 2004.


                       MAGNUS INTERNATIONAL RESOURCES INC.
                       -----------------------------------
             (Exact name of registrant as specified in its chapter)


           Nevada                       333-74992                98-0351859
           ------                       ---------                ----------
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation                 File Number)          Identification No.)

C/o 555 W. Hastings St., Suite 2550, Vancouver,
British Columbia, Canada                                           V6B 4N5
------------------------------------------------                   -------
    (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code   (604) 694-1432
                                                     --------------


                           Gravity Spin Holdings, Inc.
                 2206 - 950 Cambie St., Vancouver, B.C., V6B 5X6
                 -----------------------------------------------
          (Former name or former address, if changed since last report)




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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

On July 9, 2004, the Company terminated its relationship with Miller & McCollom, the principal independent accountant of Magnus International Resources Inc., a corporation organized under the laws of the State of Nevada.

During the Company's two most recent fiscal years and any subsequent interim period preceding the termination of Miller & McCollom there were no disagreements with Miller & McCollom which were not resolved on any matter concerning accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Miller & McCollom would have caused Miller & McCollom to make reference to the subject matter of the disagreements in connection with its reports. Miller & McCollom as the Company's principal independent accountant, did not provide an adverse opinion or disclaimer of opinion to the Company's financial statements, nor modify its opinion as to uncertainty, audit scope or accounting principles. The audit opinions were modified to contain a going concern qualification during the Company's two most recent fiscal years.

On January 9, 2003, the board of directors of the Company approved and authorized the engagement of Moore Stephens Ellis Foster Ltd., Chartered Accountants, of 1650 West 1st Ave., Vancouver, B.C., Canada, V6J 1G1, as the principal independent accountant for the Company. In addition, effective May 4, 2004 by action of a majority of the shareholders of the Company, the shareholders approved and ratified the selection of Moore Stephens Ellis Foster Ltd. as the independent public accountants for the Company for the fiscal year ending July 31, 2004.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit No.            Description
-----------            -----------
   16.1                Letter on Change in Certifying Accountant


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 12, 2004

                                            MAGNUS INTERNATIONAL RESOURCES INC.

                                            By: /s/ Graham Taylor
                                               --------------------------------
                                            Name:    Graham Taylor
                                            Title:   President



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                                  EXHIBIT INDEX


Number     Exhibit                                        Sequential Page Number
------     -------                                        ----------------------
 16.1      Letter on Change in Certifying Accountant               4